                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 7, 2001
                                                            -----------



                           Caldera International, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       000-29911*                                        87-0662823
--------------------------------------------------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


                    240 West Center Street, Orem, Utah 84057
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (801) 765-4999
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                             Caldera Systems, Inc.*
--------------------------------------------------------------------------------
          (Former Name and Former Address if Changed Since Last Report)


         * This report is being filed with the Securities and Exchange Commission by the Registrant as a successor to Caldera Systems, Inc., by virtue of paragraph (a) of Rule 12g-3 under the Securities Exchange Act of 1934, as amended.

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

         On May 7, 2001, the Registrant ("Caldera International"), acquired all of the assets of the server and professional services groups of The Santa Cruz Operation, Inc., a California corporation ("SCO") pursuant to an Agreement and Plan of Reorganization, dated as of August 1, 2000, as amended on September 13, 2000, December 12, 2000, and February 9, 2001, among Caldera International, Caldera Systems, Inc., a Delaware corporation ("Caldera Systems"), and SCO (as amended, the "Agreement"). Under the Agreement, Caldera International acquired the tangible and intangible assets used in the server and professional services groups of SCO, including all of the capital stock of certain SCO subsidiaries.

         In consideration for the sale and transfer to Caldera International of the stock and assets of the server and professional services groups by SCO and its respective subsidiaries, Caldera International (i) issued to SCO 16,000,000 shares of its common stock (1,600,000 of which are being held in escrow), (ii) offered to issue options to purchase up to an aggregate of approximately 1.8 million shares of Caldera International common stock to holders of options to purchase SCO common stock who were to become employees of Caldera International(1), (iii) paid to SCO $23,000,000 in cash, including the forgiveness of $7,000,000 of indebtedness owed by SCO to Caldera International, and (iv) a non-interest bearing promissory note in the amount of $8,000,000 that will be paid in quarterly installments of $2,000,000 beginning in the fifth fiscal quarter after the date hereof. In addition, if the OpenServer line of business of the server and professional groups generates revenues in excess of specified thresholds during the three-year period beginning the date hereof, SCO will have earnout rights entitling it to receive 45% of these excess revenues. The consideration paid was determined by arms-length negotiations. The cash payment was funded from the proceeds of Caldera Systems initial public offering, as well as its continuing operations.

         The server group of SCO provides server software for networked business computing and is a leading producer of UNIX server operating systems. The professional services group of SCO complements the server group and provides professional services to implement and maintain UNIX system software products. Some of the assets acquired by Caldera International in the SCO Combination consisted of real or personal property used in the business of the server and professional services groups; Caldera International intends to continue to use those assets in the business of the server and professional services groups.

         Registrant and SCO entered into a Stockholder Agreement limiting the rights of SCO to resell and acquire additional shares of common stock of the Company.

         This summary of the provisions of the Agreement is qualified by reference to the Agreement, which is incorporated herein by reference to Appendix A to the Prospectus/Proxy


----------------------------

         1. SCO employees who joined Caldera International had a choice regarding their existing options to purchase SCO common stock whereby the Company would either: (1) assume their current options to purchase SCO common stock on the same terms and conditions that were applicable to the options immediately prior to the closing of the transaction; or (2) replace the employee's options to purchase SCO common stock with a new option to purchase Caldera International common stock with the total of such options equal to the number of options to purchase SCO common stock prior to the effective time multiplied by 0.5 and rounded down to the nearest whole number, with the strike price equal to the fair market value of Caldera International common stock at the time of the replacement.

Statement that forms a part of the Registration Statement on Form S-4 of Caldera International, as filed with the Securities and Exchange Commission and declared effective March 26, 2001.

ITEM 5:  OTHER EVENTS.

         Caldera International was organized to enable its predecessor and principal subsidiary, Caldera Systems, to adopt a holding company organizational structure in accordance with Section 251(a) of the Delaware General Corporation Law (the "DGCL"). The Agreement provided for the merger of a newly formed subsidiary of Caldera International ("Merger Sub") into Caldera Systems, with Caldera Systems continuing as the surviving corporation as a wholly-owned subsidiary of Caldera International (the "Merger"). The Merger was consummated on May 7, 2001.

         Caldera International was formed for the purpose of purchasing the server and professional services groups of SCO and becoming the parent company of Caldera Systems. Caldera International filed a joint proxy/registration statement on Form S-4, which the SEC declared effective on March 26, 2001 and which was disseminated to the stockholders of Caldera Systems immediately thereafter. On April 27, 2001, the stockholders of Caldera Systems approved the transactions contemplated by the Agreement, including the Merger.

         By virtue of the Merger, all of Caldera Systems' outstanding capital stock was converted, on a share for share basis, into capital stock of Caldera International. As a result, each stockholder of Caldera Systems became the owner of an identical number of shares of capital stock of Caldera International. Additionally, each outstanding option to purchase shares of Caldera Systems' common stock was automatically converted into an option to purchase, upon the same terms and conditions, an identical number of shares of Caldera International common stock.

         The conversion of shares of capital stock in the Merger occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of outstanding capital stock of Caldera Systems are deemed to represent the same number of shares of capital stock of Caldera International. Caldera International's common stock will continue to be listed on the Nasdaq National Market under the symbol "CALD" without interruption.

         In the Merger, each stockholder received securities of the same class, evidencing the same proportional interests in Caldera International and having the same designations, rights, powers and preferences, and qualifications, limitations and restrictions, as those that the stockholder held in Caldera Systems. The provisions of the certificate of incorporation and bylaws of Caldera International are substantially identical to those of Caldera Systems prior to the Merger. The authorized capital stock of Caldera International, the designations, rights, powers and preferences of such capital stock and the qualifications, limitations and restrictions thereof are also substantially identical to those of Caldera Systems' capital stock immediately prior to the Merger. The directors and executive officers of Caldera International are the same individuals who were directors and executive officers, respectively, of Caldera Systems immediately prior to the Merger, with the exception of two additional directors, both of whom shall be appointed to the board of directors of Caldera International pursuant to the terms of the Agreement prior to the next board meeting.

         This report is being filed with the Securities and Exchange Commission by Caldera International, a successor issuer to Caldera Systems, Inc., by virtue of paragraph (a) of Rule 12g-3 under the Securities Exchange Act of 1934, as amended. The Commission File Number of Caldera Systems Inc., is 000-29911. This Form 8-K is being filed by Caldera International as a successor issuer as required by paragraph (f) of Rule 12g-3 under the Securities Exchange Act of 1934. Upon consummation of the Merger, the Registrant's common stock was deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The financial statements required by this item have been previously reported by Caldera International and are included in the Prospectus/Proxy Statement that forms a part of the Registration Statement on Form S-4 of Caldera International, as filed with the Securities and Exchange Commission and declared effective March 26, 2001.

         (b) PRO FORMA FINANCIAL INFORMATION.

         The financial statements required by this item have been previously reported by Caldera International and are included in the Prospectus/Proxy Statement that forms a part of the Registration Statement on Form S-4 of Caldera International, as filed with the Securities and Exchange Commission and declared effective March 26, 2001.

         (c) EXHIBITS

The following exhibits are filed herewith:

2.01 Agreement and Plan of Reorganization, as amended, dated August 1, 2000, as amended on September 13, 2000, December 12, 2000 and February 9, 2000, among Registrant, Caldera Systems, Inc., and The Santa Cruz Operation, Inc. (Incorporated by reference to Appendix A of the Registrant's Registration Statement on Form S-4, as amended, declared effective on March 26, 2001 (the "March 26, 2001 Registration Statement")).

4.01 Stockholder Agreement between Registrant, Caldera Systems, Inc., The Santa Cruz Operation, Inc., The Canopy Group and MTI Technology Corporation dated as of May 7, 2001 (Incorporated by reference to Exhibit 4.13B of the March 26, 2001 Registration Statement).

23.1          Consent of PriceWaterhouseCoopers LLP, Independent Auditors

23.2          Consent of PriceWaterhouseCoopers LLP, Independent Auditors

99.1          Press release

                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 11, 2001

                                           CALDERA INTERNATIONAL, INC.



                                           By:   /s/ ROBERT K. BENCH
                                              --------------------------------
                                                 Robert K. Bench
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


     NUMBER        DESCRIPTION
      2.01         Agreement and Plan of Reorganization, as amended, dated
                   August 1, 2000, as amended on September 13, 2000, December
                   12, 2000 and February 9, 2000, among Registrant, Caldera
                   Systems, Inc., and The Santa Cruz Operation, Inc.
                   (Incorporated by reference to Appendix A of the Registrant's
                   Registration Statement on Form S-4, as amended, declared
                   effective on March 26, 2001 (the "March 26, 2001 Registration
                   Statement")).

      4.01         Stockholder Agreement between Registrant, Caldera Systems,
                   Inc., The Santa Cruz Operation, Inc., The Canopy Group and
                   MTI Technology Corporation dated as of May 7, 2001
                   (Incorporated by reference to Exhibit 4.13B of the March 26, 2001 Registration Statement).

     23.1          Consent of PriceWaterhouseCoopers LLP, Independent Auditors

     23.2          Consent of PriceWaterhouseCoopers LLP, Independent Auditors

     99.1          Press release